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            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     DMI FURNITURE, INC., a Delaware corporation (the "Company"), and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association (the "Bank"), parties to an Amended and Restated Credit Agreement dated June 9, 1994, as amended by a First Amendment to Amended and Restated Credit Agreement dated October 11, 1994, and as amended by a Second Amendment to Amended and Restated Credit Agreement dated January 10, 1995 (collectively, as amended, the "Original Agreement"), agree to amend the Original Agreement by this Third Amendment to Amended and Restated Credit Agreement (this "Third Amendment") as follows:

     1. DEFINITIONS. Sections 2.p, 2.q, 2.vv and 2.kkk of the Original Agreement are amended in their entireties and a new Section 2.ccccc is added to the Original Agreement, all to read as follows:

     p. BORROWING BASE. "Borrowing Base" means an amount equal to the sum of (i) eighty percent (80%) of the adjusted book value of the Company's accounts receivable, plus (ii) fifty percent (50%) of the book value of the Company's finished goods inventories, plus (iii) for the period from June 1 through July 31 of each year and from December 1 of each year through February 28 or February 29 of the following year, $500,000.00, plus (iv) twenty-five percent (25%) of the book value of the Company's raw materials inventory, plus (v) the Borrowing Base Adjustment. For purposes of the preceding sentence, the phrase "adjusted book value of the Company's accounts receivable" means the book value of the Company's accounts receivable less any accounts which are sixty (60) days or more past due, or which are due from an account debtor known to the Company to be the subject of a bankruptcy or other insolvency proceeding or known to the Company to have ceased doing business, and less all accounts due from any account debtor if ten percent (10%) or more of the aggregate amount of the accounts receivable from such debtor are sixty (60) days or more past due, and provided that any account receivable otherwise includable in the Borrowing Base shall be reduced, but not below zero, by the amount of any accounts payable to the account debtor from which such account is due.

     q. BORROWING BASE ADJUSTMENT. "Borrowing Base Adjustment" means the amounts shown in the following table during the periods indicated:

                   PERIOD                          AMOUNT
                   ------                          ------

            At March 15, 1995, and
              until August 15, 1995                $2,000,000
            At August 15, 1995, and
              until September 15, 1995             $1,000,000
            At September 15, 1995, and
              until October 15, 1995               $  500,000
            At October 15, 1995, and
              at all times thereafter                   Zero

     vv. OVERLINE LOAN MATURITY DATE. "Overline Loan Maturity Date" means December 31, 1995, and any subsequent date to which the Overline Loan Commitment may be extended by the Bank pursuant to the terms of
            Section 3.c(iv).



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     kkk.   REVOLVING LOAN MATURITY DATE.  "Revolving Loan Maturity Date" means
            November 30, 1996, and any subsequent date to which the Revolving Loan Commitment may be extended by the Bank pursuant to the terms of
            Section 3.a(iv).

     ccccc. THIRD AMENDMENT.  "Third Amendment" means that agreement entitled
            "Third Amendment to Amended and Restated Credit Agreement" between
            the Company and the Bank dated              , 1995.

All other terms defined in the Original Agreement and used in this Third Amendment shall have their respective meanings stated in the Agreement.

     2.     THE LOANS.  The first sentence of Section 3.a(ii), the entire
            Section 3.c(i), and the first sentence of Section 3.c(ii) of the Original Agreement are amended in their entireties to read as follows:

     a.     (ii)   METHOD OF BORROWING.  The obligation of the Company to repay the Revolving Loan shall be evidenced by a promissory note
                   (the "Revolving Note") of the Company in the form of EXHIBIT
                   "A" attached to the Third Amendment.

     c.     (i)    THE OVERLINE LOAN COMMITMENT -- USE OF PROCEEDS.  From the
                   date of the Third Amendment and until the Overline Loan
                   Maturity Date, the Bank agrees to make Advances
                   (collectively, the "Overline Loan") under a revolving line of credit from time to time to the Company of amounts not exceeding the lesser of Two Million Eight Hundred Thousand and No/100 Dollars ($2,800,000.00) (the "Overline Loan
                   Commitment"), or the Overline Loan Availability Amount in the aggregate at any time outstanding, provided that all of the conditions of lending stated in Section 9 of this Agreement have been fulfilled at the time of each Advance. Proceeds of the Overline Loan may be used by the Company only to fund working capital requirements resulting from the order the Company received from Sam's Club a division of Walmart, Inc.
                   for desk furniture.

     c.     (ii)   METHOD OF BORROWING.  The obligation of the Company to repay the Overline Loan shall be evidenced by a promissory note
                   (the "Overline Note") of the Company in the form of EXHIBIT
                   "B" attached to the Third Amendment.

     3. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Third Amendment, the Company affirms that the representations and warranties contained in the Original Agreement are correct as of the date of this Third Amendment, except that (i) they shall be deemed also to refer to this Third Amendment, as well as all documents named herein, and (ii) Section 5.d shall be deemed also to refer to the most recent audited and unaudited financial statements of the Company furnished to the Bank.

     4. AFFIRMATIVE COVENANTS. Section 7.g(ii) of the Original Agreement is amended in its entirety to read as follows:

     g.     (ii)   TANGIBLE NET WORTH.  The Company shall maintain its Tangible
                   Net Worth at levels not less than those shown in the following table during the periods indicated:



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                         PERIOD                      TANGIBLE NET WORTH
                         ------                      ------------------

             at fiscal year end 1994 and
                   until fiscal year end 1995              $ 8,800,000
             at fiscal year end 1995 and
                   until fiscal year end 1996              $ 9,500,000
             at fiscal year end 1996 and
                   until fiscal year end 1997              $10,500,000
             at fiscal year end 1997 and
                   all times thereafter                    $11,500,000

     5. EVENTS OF DEFAULT. The Company certifies that no Event of Default or Unmatured Event of Default under the Original Agreement, as amended by this Third Amendment, has occurred and is continuing as of the date of this Third Amendment.

     6. CLOSING DOCUMENTS. As conditions precedent to the effectiveness of this Third Amendment, the Bank shall first receive the following contemporaneously with the execution and delivery of this Third Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

     A. The Revolving Note in the form attached as EXHIBIT "A" to this Third Amendment;

     B. The Overline Note in the form attached as EXHIBIT "B" to this Third Amendment;

     C. A certified copy of the resolutions of the Board of Directors of the Company, authorizing the execution, performance and delivery of this Third Amendment and the other documents named herein; and

     D.     Such other documents as are reasonably required by the Bank.

     7. EFFECT OF THIRD AMENDMENT. Except as amended in this Third Amendment, all of the terms and conditions of the Original Agreement shall continue unchanged and in full force and effect together with this Third Amendment.

     IN WITNESS WHEREOF, the Company and the Bank, by their respective duly authorized officers, have executed and delivered in Indiana this Third Amendment
to Amended and Restated Credit Agreement on this      day of            , 1995.

                                         DMI FURNITURE, INC.


                                         By: /s/ Joseph G. Hill
                                             ----------------------------------
                                              Joseph G. Hill, Chief Financial
                                              Officer


                                         BANK ONE, INDIANAPOLIS, NA


                                         By:
                                             ----------------------------------
                                             Steven J. Leibold, Vice President



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